UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2017

MATCH GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8750 North Central Expressway, Suite 1400

Dallas, TX 75231

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On November 17, 2017, Match Group, Inc. (the “Company”) announced the pricing (the “Pricing”) of its offering in a private placement of $450 million aggregate principal amount of 5.000% senior notes due 2027.

The press release announcing the Pricing was issued in accordance with Rule 135c under the Securities Act of 1933, as amended, and is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Match Group, Inc. dated November 17, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

	By:	/s/ Gary Swidler
	Name:	Gary Swidler
	Title:	Chief Financial Officer

Date: November 17, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Match Group, Inc. dated November 17, 2017.